SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2002

MODEM MEDIA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-21935	06-1464807
State or other Jurisdiction of Incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

230 East Avenue, Norwalk, Connecticut 06855
(Address of Principal Executive Officers) (Zip Code)

(203) 299-7000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On October 31, 2002, Modem Media, Inc. issued a press release announcing that its Board of Directors authorized the repurchase of up to $5 million of its common stock. The press release is included in this report as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.    The exhibit 99.2 listed in the exhibit index is furnished pursuant to Regulation FD as a part of this current report on Form 8-K

99.1	Repurchase Press Release dated October 31, 2002

99.2	Earnings Press Release dated October 31, 2002

Item 9.    Regulation FD Disclosure

In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On October 31, 2002, Modem Media, Inc. issued a press release reporting its results of operations for the quarter ended September 30, 2002. The press release is included in this report as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEM MEDIA, INC.

/s/ SLOANE LEVY
Sloane Levy Senior Vice President, General Counsel, Human Resources and Corporate Secretary

October 31, 2002

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INDEX TO EXHIBITS

Exhibit

99.1	Repurchase Press Release dated October 31, 2002

99.2	Earnings Press Release dated October 31, 2002

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